Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]     Preliminary proxy statement
[X]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       OREGON TRAIL FINANCIAL CORP.
__________________________________________________________________________
            (Name of Registrant as Specified in Its Charter)

                       OREGON TRAIL FINANCIAL CORP.
___________________________________________________________________________
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:
___________________________________________________________________________
                              N/A

(2)     Aggregate number of securities to which transactions applies:
___________________________________________________________________________
                              N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
___________________________________________________________________________
                              N/A
(4)     Proposed maximum aggregate value of transaction:
___________________________________________________________________________
                              N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
___________________________________________________________________________
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___________________________________________________________________________
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___________________________________________________________________________
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(4)     Date filed:
___________________________________________________________________________
                             N/A

                           June 29, 1998





Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Oregon Trail Financial Corp. The meeting will be held at the Sunridge Inn, One Sunridge Lane, Baker City, Oregon on Tuesday, August 4, 1998 at 10:00 a.m., local time.

     The Notice of First Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                Sincerely,



                                /s/ Jerry F. Aldape
                                Jerry F. Aldape
                                President and Chief Executive Officer

                   OREGON TRAIL FINANCIAL CORP.
                         2055 FIRST STREET
                     BAKER CITY, OREGON 97814
                          (541) 523-6327
___________________________________________________________________________

          NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On August 4, 1998
___________________________________________________________________________

     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders of Oregon Trail Financial Corp. ("Company") will be held at the Sunridge Inn, One Sunridge Lane, Baker City, Oregon, on Tuesday, August 4, 1998, at 10:00 a.m., local time, for the following purposes:

     (1)  To elect seven directors of the Company;

     (2) To consider and vote upon a proposal to adopt the Oregon Trail Financial Corp. 1998 Stock Option Plan;

     (3) To consider and vote upon a proposal to adopt the Oregon Trail Financial Corp. Management Recognition and
          Development Plan; and

     (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on June 5, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Nadine J. Johnson
                              NADINE J. JOHNSON
                              CORPORATE SECRETARY


Baker City, Oregon
June 29, 1998

___________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
___________________________________________________________________________

___________________________________________________________________________

                         PROXY STATEMENT
                                OF
                   OREGON TRAIL FINANCIAL CORP.
                         2055 FIRST STREET
                     BAKER CITY, OREGON 97814
                          (541) 523-6327
___________________________________________________________________________

               FIRST ANNUAL MEETING OF STOCKHOLDERS
                          August 4, 1998
___________________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oregon Trail Financial Corp. ("Company") to be used at the First Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Pioneer Bank, A Federal Savings Bank ("Savings Bank"). The Meeting will be held at the Sunridge Inn, One Sunridge Lane, Baker City, Oregon on Tuesday, August 4, 1998, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about June 29, 1998.

___________________________________________________________________________
                   VOTING AND PROXY PROCEDURE
___________________________________________________________________________

     Shareholders Entitled to Vote. Stockholders of record as of the close of business on June 5, 1998 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of the Voting Record Date the Company had 4,694,875 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Oregon Trail Financial Corp. 1998 Stock Option Plan and FOR adoption of the Oregon Trail Financial Corp. Management Recognition and Development Plan. If a shareholder attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Pioneer Bank, A Federal Savings Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.
Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast.

     With respect to the other proposals to be voted upon at the Meeting, stockholders may vote for or against a proposal or may abstain from voting. Adoption of the 1998 Stock Option Plan and the Management Recognition and

Development Plan will each require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote. Abstentions and broker non-votes, therefore, will have no effect on the outcome of each of these proposals.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

___________________________________________________________________________
    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
___________________________________________________________________________

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended
("Exchange Act").   Based on such reports, the following table sets forth, at
the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

                                   Number of Shares     Percent of Shares
Name                             Beneficially Owned (1)   Outstanding
____                             ______________________ _________________

Beneficial Owners of More Than 5%

Pioneer Bank, A Federal Savings
Bank Employee Stock Ownership
Plan Trust                               375,590              8.00%

Westport Asset Management, Inc.(2)       276,000              5.87
253 Riverside Avenue
Westport, Connecticut 06880

Directors

John Gentry                               15,000               *
John A. Lienkaemper                       15,025               *
Albert H. Durgan                          10,000               *
Edward H. Elms                            18,069               *
Stephen R. Whittemore                     20,456               *
Charles Rouse                             20,000               *

Named Executive Officers(3)

Jerry F. Aldape(4)(5)                     11,896               *
Dan L. Webber(4)                          15,801               *

All Executive Officers and
 Directors as a Group (8 persons)        114,989              2.4

                (footnotes on following page)

______________________
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Based on a SEC Schedule 13G dated February 19, 1998, that discloses sole voting and dispositive power as to 3,000 shares and shared voting and dispositive power as to the remaining 273,000 shares.
(3) SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Aldape and Webber were the Company's only "named executive officers" for the fiscal year ended March 31, 1998.
(4) Mr. Webber served as President and Chief Executive Officer and of the Savings Bank and the Company, and as a director of the Company, until his resignation on March 24, 1998. Mr. Aldape succeeded Mr. Webber as President and Chief Executive Officer of the Company and the Savings Bank.
(5)  Mr. Aldape is also a director of the Company.

___________________________________________________________________________
              PROPOSAL I -- ELECTION OF DIRECTORS
___________________________________________________________________________

     The Company's Board of Directors consists of seven members. Each member of the Board, other than Jerry F. Aldape, are initial directors of the Company, each of whose term as initial director expires at the Meeting in accordance with Oregon law. Mr. Aldape was appointed to the Board in March 1998 to succeed Dan L. Webber, who resigned from the Board also in March 1998. Mr. Webber was also an initial director of the Company. Mr. Aldape's present term as director also expires at the Meeting.

     In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Seven directors, whose names appear in the following table, will be elected at the Meeting to serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of all nominees named in the table on the following page.

     The following table sets forth certain information regarding the nominees for election at the Meeting.

                                             Year First
                                             Elected or
                                             Appointed        Term to
Name                            Age(1)       Director(2)      Expire(3)
____                            ______       ___________      _________
Albert H. Durgan                 67             1985            1999
Edward H. Elms                   50             1986            1999
Jerry F. Aldape                  49             1998            1999
Stephen R. Whittemore            48             1983            2000
Charles Rouse                    51             1991            2000
John Gentry                      50             1992            2001
John A. Lienkaemper              61             1979            2001
__________
(1)  As of March 31, 1998.
(2) Other than for Mr. Aldape, includes prior service on the Board of Directors of the Savings Bank.
(3)  Assuming the individual is elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Albert H. Durgan is retired from the Savings Bank after 34 years of service. He served as President of the Savings Bank from 1986 to 1992.

     Edward H. Elms has been the owner of P&E Distributing Company, a beverage distributor, located in Baker City, Oregon, for 28 years and the co-owner of Heritage Chevrolet, a car dealership located in Baker City, Oregon, since 1996.

     Jerry F. Aldape has served as President and Chief Executive Officer of the Company and the Savings Bank since March 1998, succeeding Dan L. Webber. He served as the Savings Bank's Senior Vice President since 1994 and Corporate Secretary since 1997. Mr. Aldape served as Controller/ Financial Advisor/Consultant/Personnel Officer with Insight Distributing, Inc., Sandpoint, Idaho, from 1993 to 1994. Before 1994 he served as the Senior Vice President/Chief Financial Officer for United First Federal Bank, a Federal Savings Bank, located in Boise, Idaho, for seven years. Mr. Aldape has over 25 years of business and banking experience.

     Stephen R. Whittemore has been the owner of BesTruss, an engineered roof systems company, since 1996 and has been a partner in Wallowa Lake Tram since 1983. He was the owner of La Grande Lumber Company, a distributor of building materials, from 1971 to 1996.

     Charles Rouse has been self-employed as a property developer and manager since 1995. He was the owner of Rouse's Home Furnishings, Baker City, Oregon, from 1985 to 1995.

     John Gentry has been President and General Manager of Gentry Ford Sales, Inc., an automobile dealership located in Ontario, Oregon, since 1985. He served as Vice President of that company between 1972 and 1985.

     John A. Lienkaemper has been a consultant and U.S. Safety Coordinator for The Loewen Group, which owns and operates funeral homes, cemeteries, and crematories, since 1993. Mr. Lienkaemper was a consultant for Malletta-Verton
Partnership, a funeral home operator, from 1989 to 1993.   Before 1989, he
owned and operated Lienkaemper Chapels located in Nyssa, Ontario and Vale, Oregon.

___________________________________________________________________________
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
___________________________________________________________________________

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 1998, the Board of Directors of the Company held one meeting in connection with its initial organization and two subsequent meetings, and the Board of Directors of the Savings Bank held 12 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Committees of the Company's Board. In connection with the consummation of the Savings Bank's mutual to stock conversion on October 3, 1997, the Company's Board of Directors established Audit and Nominating Committees.

     The Audit Committee consists of Directors Whittemore (Chairman), Elms and Durgan. It receives and reviews all reports prepared by the Company's external and internal auditor. The internal auditor reports monthly to the Audit Committee. The Audit Committee met twice during the fiscal year ended March 31, 1998.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended March 31, 1998.

     Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Personnel and Compensation, Audit and Nominating Committees, among others.

     The Personnel Committee, consisting of Directors Elms (Chairman), Gentry and Durgan, is responsible for all personnel issues, including recommending compensation levels for all employees and senior management to the Board of Directors. The Personnel Committee meets at least twice a year and met five times during the year ended March 31, 1998.

     The Audit Committee, consisting of Directors Whittemore (Chairman), Elms and Durgan, receives and reviews all reports prepared by the Savings Bank's external auditor and the internal audit function. The Audit Committee met four times during the year ended March 31, 1998.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors. The full Board of Directors met once in its capacity as Nominating Committee during the year ended March 31, 1998.

___________________________________________________________________________
                    DIRECTORS' COMPENSATION
___________________________________________________________________________

Fees

     The Company and the Savings Bank each pay fees to its directors.   Each
director of the Company receives a quarterly fee of $1,000, except that the Chairman of the Board receives a quarterly fee of $1,250. Each director of the Savings Bank, other than the Chairman of the Board, receives a monthly fee of $1,075. The Chairman of the Board of the Savings Bank receives a monthly fee of $1,125. Each director receives an additional $125 per month for service on the Board of Directors of Pioneer Development Corporation, a wholly-owned subsidiary of the Savings Bank. The Company and the Savings Bank paid total fees to directors of $101,500 for the fiscal year ended March 31, 1998.

Directors Emeritus Plan

     The Savings Bank maintains the Pioneer Bank Director's Plan which confers director emeritus status on a director who retires at or after attaining age 70 with 10 or more years of service. Under the Director's Plan, a director emeritus receives a fee equal to the greater of $800 or 65% of the fee payable to regular Board members for attendance at monthly Board meetings. The fee is payable for the life of the director emeritus. As a condition of receipt of benefits under the Director's Plan, a director emeritus is expected to be available to advise and consult with management of the Savings Bank, represent and promote the interests of the Savings Bank in its primary market area, and refrain from business activities that are competitive with or contrary to the interests of the Savings Bank. An additional feature of the Director's Plan provides that, in the event of a change in control of the Company or the Savings Bank (as defined in the Director's Plan), each active director would be treated as a director emeritus on the effective date of the change of control. Within 30 days of such date, each director emeritus would receive a payment equal to seven times the annual fees payable to the director at the effective time of the change in control. Assuming a change in control had occurred at March 31, 1998, the aggregate amount payable under the Director's Plan to all directors would be approximately $945,000.
___________________________________________________________________________
                      EXECUTIVE COMPENSATION
___________________________________________________________________________

Summary Compensation Table

     The following information is provided for Messrs. Aldape and Webber. Notwithstanding that Mr. Webber resigned as President and Chief Executive Officer in March 1998, his information is presented in accordance with SEC regulations.

                           Annual Compensation
                   _______________________________________
Name and                                   Other Annual       All Other
Position           Year(1)  Salary  Bonus  Compensation(2)  Compensation(3)
________           _______  ______  _____  _______________  _______________
Jerry F.
Aldape               1998   $68,340  $4,031                     $4,278
President            1997    51,282   4,875                      2,963
and Chief
Executive
Officer

Dan L. Webber        1998   166,748   7,063                      6,859
Former               1997    74,619   9,750                      5,625
President and
Chief Executive
Officer
_______________
(1) Information for 1996 is omitted in accordance with regulations of the SEC because neither the Company nor the Savings Bank was a public company, or a subsidiary of a public company, at that time. Information for 1997 includes the nine months ended March 31, 1997 because of a change in the Company's fiscal year end from June 30 to March 31.
(2) Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(3)  Consists of employer 401(k) plan contributions.

     Employment Agreements. The Company and the Savings Bank (collectively, the "Employers") have entered into an employment agreement ("Employment Agreement") with Mr. Aldape ("Executive") for terms of 30 months. Under the Employment Agreement, the base salary for Mr. Aldape is $103,500, which amount is paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreement, the term of the agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Employers at any time, by the

Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that the Executive's employment is terminated without cause or upon the Executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Savings Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The Employment Agreement also provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The maximum value of the severance benefits under the Employment Agreement is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The Employment Agreement provides that the value of the maximum benefit may be distributed, at the Executive's election, (i) in the form of a lump sum cash payment equal to 2.99 times the Executive's base amount or (ii) a combination of a cash payment and continued coverage under the Employers' health, life and disability programs for a 30-month period following the change in control, the total value of which does not exceed 2.99 times the Executive's base amount. Assuming that a change in control had occurred at March 31, 1998 and that the Executive elected to receive a lump sum cash payment, Mr. Aldape would have been entitled to a payment of approximately $309,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The Employment Agreement restricts the Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if the Executive voluntarily terminates employment, except in the event of a change in control.

     The Employers had entered into an employment agreement with Mr. Webber on substantially similar terms. Mr. Webber's employment agreement was terminated upon his resignation. In connection with his resignation, the Boards of Directors of the Employers authorized severance compensation payable to Mr. Webber in installments of $50,000 on March 27, 1998, June 30, 1998, January 4, 1999 and April 1, 1999. Each payment is subject to all applicable federal and state withholding obligations. As a condition of payment, Mr. Webber has agreed not to compete with the Employers for a period of one year.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals.

     The Personnel and Compensation Committee ("Committee") of the Bank's Board of Directors sets and administers all policies, as defined by the SEC, that govern the total compensation, including long-term compensation of the Company's Chief Executive Officer and other executive officers. None of the members of the Committee is an employee of the Company. The Committee's policy is in keeping with the Company's philosophy to offer executive officers competitive compensation and benefits that will permit the Company to attract and retain highly qualified individuals and to motivate such individuals by rewarding them based on the Company's performance.

     Currently, the Company's executive compensation package consists primarily of base salary and bonus awards. Individual executive salaries are established based on the individual's subjective performance evaluation, the Company's performance, and market parity. The Committee uses compensation and bonus survey data from the Oregon Banker's Association, America's Community Bankers, and the Washington Financial Industry for its market comparison. The data compares the Company's executive officers to those similarly situated in other similarly sized financial institutions in the region. The compensation of the Company's Chief Executive Officer, Jerry F. Aldape, is determined in the same manner as other executive officers as described above. Therefore, Mr. Aldape's compensation is largely dependent upon his individual performance, the Company's overall performance, and market comparison.

     Bonuses may be awarded to executive and other officers of the Company based on their performance and that of the Company. The Committee determines the appropriate level of bonuses using the Committee's assessment of each executive officer's contributions to the Company's success. More specifically, the Company's return on average assets, return on equity, corporate management, and staffing controls all are used in this assessment.

     Subject to shareholder approval, the Company plans to institute during the coming fiscal year a Stock Option Plan and Management Recognition and Development plan as part of its overall compensation to executive officers.

     The Company provides benefits to its executive officers that are generally available to other Company officers and employees. This includes a 401(k) profit sharing plan, an employee stock ownership plan, and a non-qualified deferred compensation plan for key executives. A committee appointed by the Board of Directors administers the plans. Mr. Aldape participates in the 401(k) profit sharing plan and the employee stock ownership plan.

     The Committee has recognized that the efforts of key Company executives is, and will continue to be, paramount to its success. Therefore, the Board of Directors approved, based upon Committee recommendation, the adoption of an employment agreement with Mr. Aldape, which is designed to retain him and allow him a concerted focus on Company operations.

     The Committee has reviewed the total compensation of all executive officers during fiscal year 1998 and has concluded that their compensation is reasonable and consistent with the Company's compensation philosophy and industry practice.

     PERSONNEL AND COMPENSATION COMMITTEE

     /s/Edward H. Elms (Chairman)
     /s/John W. Gentry
     /s/Albert H. Durgan

     Compensation Committee Interlocks and Insider Participation.   No
executive officer of the Company or the Savings Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Savings Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Savings Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Savings Bank.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq U.S. Companies Index and a peer group of the SNL Securities, Inc. $250,000 to $500,000 Asset Thrift Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Company's Common Stock and each index was $100 at the close of trading on October 3, 1997, the date on which the Company's Common Stock began trading on the Nasdaq National Market.


                         [Graph appears here]


                                       Period Ended
                ___________________________________________________________
                10-03-97 10-31-97 11-30-97 12-31-97 1-31-98 2-28-98 3-31-98
                ___________________________________________________________
Oregon Trail    $100.00    96.27    95.52   103.73   103.73  108.51  106.27
Financial
Corp.

NASDAQ U.S.      100.00    92.73    93.20    91.74    94.65  103.54  107.36
Companies
Index

SNL              100.00   100.46   102.83   111.27   107.76  113.19  116.83
$250,000 to
$500,000 Asset
Thrift Index

___________________________________________________________________________
            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
___________________________________________________________________________

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.
___________________________________________________________________________
                    TRANSACTIONS WITH MANAGEMENT
___________________________________________________________________________

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Company's subsidiary financial institution is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. At March 31, 1998, loans to directors and executive officers totaled approximately $576,000.
___________________________________________________________________________
     PROPOSAL II -- RATIFICATION OF 1998 STOCK OPTION PLAN
___________________________________________________________________________

General

     The Company's Board of Directors adopted the Oregon Trail Financial Corp. 1998 Stock Option Plan ( "Plan") on May 26, 1998, subject to approval by the Company's stockholders. The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the materials features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

     Administration. The Plan is administered by the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Plan and is authorized to make all determination and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All officers and employees of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the Plan. In addition, non-employee directors of the Company are eligible to participate in the Plan.

     Number of Shares of Common Stock Available. The Company has reserved 469,488 shares of Common Stock for issuance under the Plan in connection with the exercise of options. Shares of Common Stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

     Stock Option Grants. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

     Under the Plan, the Board may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan. It is anticipated that initial option grants under the Plan will become exercisable in equal installments over a three-to-five-year period following the date of grant. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

     Term of the Plan. The Plan will be effective on October 4, 1998 but only if, before that date, the Plan is approved by the stockholders of the Company. By postponing the effective date of the Plan, options granted under the Plan will not be subject to certain restrictions under Office of Thrift Supervision ("OTS") regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or and NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     The following table sets forth information regarding the number of options anticipated to be granted under the Plan following the effective date of the Plan.

                                            Anticipated
Name and Position                        Stock Option Grant
_________________                        __________________

Jerry F. Aldape
President and Chief Executive Officer          75,118

All executive officers as a group
(2 persons, including Jerry F. Aldape)        122,066

All non-employee directors
 as a group (six persons)                     140,846

     The balance of the options that may be granted under the Plan are expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the Plan attached as Exhibit A.

___________________________________________________________________________
                   PROPOSAL III -- RATIFICATION OF THE
               MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN
___________________________________________________________________________

General

     Subject to approval by the Company's stockholders, the Board of Directors of the Company adopted the Oregon Trail Financial Corp. Management Recognition and Development Plan ("MRDP") on May 26, 1998 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries. The objective of the MRDP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the company believes that the MRDP will provide an important retention incentive for key personnel.

     The following summary is a brief description of the materials features of the MRDP. This summary is qualified in its entirety by reference to the MRDP, a copy of which is attached as Exhibit B.

Summary of the MRDP

     Type of Stock Awards. The MRDP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRDP or as determined by the Company's Board of Directors.

     Administration. The MRDP is administered by the Board. Subject to the terms of the MRDP and resolutions of the Board, the Board interprets the MRDP and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

     Participants. All officers and employees of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the MRDP. In addition, non-employee directors of the Company are eligible to participate in the MRDP.

     Number of Shares of Common Stock Available. The Company has reserved 187,795 shares of Common Stock for issuance under the MRDP in the form of restricted stock. Shares of Common Stock to be issued under the MRDP may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the MRDP.

     Restricted Stock Awards. Awards under the MRDP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the MRDP will vest in equal installments over a five-year period beginning on the first anniversary of the date of grant. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the period over which the shares vest. If a recipient terminates employment or service with the Company or its subsidiaries for reasons other than death or disability, the recipient forfeits all rights to shares under restriction. If such termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting and other stockholder rights with respect to the shares while restricted. Dividends paid during the period of restriction will, at the Board's discretion, be distributed to the recipient when paid or held in escrow for the benefit of the recipient until the shares to which the dividends relate are vested.

     Effect of a Change in Control. In the event of a change in control (as defined in the MRDP) of the Company, each outstanding award under the MRDP will become fully vested.

     Term of the MRDP. The MRDP will be effective on October 4, 1998 but only if, before that date, the MRDP is approved by the stockholders of the Company. By postponing the effective date of the MRDP, awards under the MRDP will not be subject to certain restrictions under OTS regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The MRDP will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

     Amendment of the MRDP. The MRDP allows the Board to amend the MRDP without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the MRDP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     A participant who has been awarded restricted stock under the MRDP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

     The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP following its effective date.

                                            Anticipated
Name and Position                       Restricted Stock Grant
_________________                       ______________________

Jerry F. Aldape
President and Chief Executive Officer          37,559

All executive officers as a group
 (2 persons, including Jerry F. Aldape)        56,338

All non-employee directors
as a group (six persons)                       56,338

     The balance of the shares that may be issued pursuant to the MRDP is expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

___________________________________________________________________________
                           AUDITORS
___________________________________________________________________________

     The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending March 31, 1999. A representative of Deloitte & Touche LLP will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

___________________________________________________________________________
                          OTHER MATTERS
___________________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

___________________________________________________________________________
                          MISCELLANEOUS
___________________________________________________________________________

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has retained Regan & Associates, Inc., New York, New York, to assist in soliciting proxies for a fee of $4,250, plus reimbursable expenses not to exceed $2,150.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

___________________________________________________________________________
                      STOCKHOLDER PROPOSALS
___________________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2055 First Street, Baker City, Oregon, no later than March 1, 1999. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation generally provide that shareholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Secretary of the Company not less than 30 days nor more than 60 days before the annual meeting of shareholders; provided, however, if less than 31 days notice is given, such notice shall be delivered to the Secretary of the Company no later than the close of the tenth day following the date on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         /s/ Nadine J. Johnson
                         NADINE J. JOHNSON
                         CORPORATE SECRETARY


Baker City, Oregon
June 29, 1998

___________________________________________________________________________
                             FORM 10-K
___________________________________________________________________________

A copy of the Company's Form 10-K for the fiscal year ended March 31, 1998, as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Nadine J. Johnson, Corporate Secretary, Oregon Trail Financial Corp., 2055 First Street, Baker City, Oregon 97814.
_____________________________________________________________________

                     OREGON TRAIL FINANCIAL CORP.                 EXHIBIT A
                          1998 STOCK OPTION PLAN

     SECTION 1.     PURPOSE.

      The Oregon Trail Financial Corp. 1998 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Oregon Trail Financial Corp. and its shareholders by providing directors, officers and employees of the Corporation and its subsidiaries with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     CORPORATION means Oregon Trail Financial Corp., an Oregon corporation.

     DIRECTOR shall mean a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means a Director or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this Oregon Trail Financial Corp. 1998 Stock Option Plan.

     STOCK means the common stock, $0.01 par value, of the Corporation.

     TERMINATION FOR CAUSE shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

     SECTION 3.     ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     SECTION 4.     ELIGIBILITY AND PARTICIPATION.

     Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

     SECTION 5.     SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 469,488, subject to the adjustments as provided in
Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grants under Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this
Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.     NON-QUALIFIED STOCK OPTIONS

     The Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board, upon the termination of a Participant's employment (or, in the case of a Director, service as a member of the Board) for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one (1) year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified

Stock Options shall expire upon termination. In the event of death or termination as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two (2) years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.     INCENTIVE STOCK OPTIONS

     The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns (or, under Section 422(d) of the Code, is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Amounts of Options. Subject to Sections 4(b) and (c), Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three (3) months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the

Participant for one (1) year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.     EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the Participant's consent if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.     GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation is merged into or consolidated with another corporation, if the Corporation becomes a subsidiary of another corporation or if the Corporation sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 9(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

     (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may also be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Board. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective on October 4, 1998 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Oregon.

                           *      *      *

Adopted by the Board of Directors on May 26, 1998.

                    OREGON TRAIL FINANCIAL CORP.                  EXHIBIT B
               MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

     SECTION 1.     PURPOSE AND ADOPTION OF THE PLAN

     (a) PURPOSE. The purpose of the Oregon Trail Financial Corp. Management Recognition and Development Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

     (b) ADOPTION AND EFFECTIVE DATE. The Plan shall be effective on October 4, 1998 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such a matter shall be cast in favor of its approval.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Section 5 of the Plan.

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the common stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     CORPORATION means Oregon Trail Financial Corp., an Oregon corporation, and its successors.

     DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Section 5.

     DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1(b).

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     FAIR MARKET VALUE  shall be determined as follows:

     (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     PARTICIPANT means any person selected by the Board, pursuant to Section 3(b), to participate under the Plan.

     PLAN means this Oregon Trail Financial Corp. Management Recognition and Development Plan, as the same may be amended from time to time.

     RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Section 5.

     STOCK means the common stock, par value $0.01 per share, of the Corporation.

     SECTION 3.     ADMINISTRATION AND PARTICIPATION

     (a) ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3(b), the persons who will be Participants hereunder, to impose, in accordance with Section 5(a), such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable.

     (b) DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees of the Corporation and its subsidiaries or Directors as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants.

     SECTION 4.     STOCK ISSUABLE UNDER THE PLAN

     (a) NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6(c), the maximum number of shares of Stock available for issuance under the Plan shall be 187,795. The Stock to be offered under the Plan shall be authorized and unissued Stock, Stock which shall have been reacquired by the Corporation and held in its treasury, or Stock held in a trust established by the Corporation for the purpose of funding awards under the Plan with shares acquired on the open market with funds contributed by the Corporation or any subsidiary.

     (b) SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5(b) may again be issued under the Plan.

     SECTION 5.     RESTRICTED STOCK

     Subject to the terms of this Plan, the Board may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

     (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee. Notwithstanding the foregoing, the Corporation may, in its sole discretion, establish a trust for the purpose of holding Restricted Stock awarded pursuant to this Plan. In the event that a trust is established, the Corporation may elect to hold any or all shares of Stock subject to awards in the name of the trust for the benefit of the Participant and subject to the forfeiture conditions applicable to the award.

     (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5(a). Cash dividends paid with respect to Restricted Stock may, at the Board's discretion, be held by the Corporation in escrow until such time as the Participant vests in such shares or distributed to the Participant during the forfeiture period. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

     (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

     (d) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6(b), the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e) TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. All Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment (or, in the case of a Director, service) of the Participant with the Corporation and/or its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment (or, in the case of a Director, service) by reason of death or Disability, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse. In addition, upon the effective date of a Change in Control, all forfeiture restrictions imposed on outstanding Restricted Stock awards shall immediately and fully lapse.

     SECTION 6.  MISCELLANEOUS

     (a) LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

     (b) TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (c) ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6(c).

     (d) NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

     (e) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Oregon other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     (f) CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     (g) SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (x) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (y) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

     (h) LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

     (i)  AMENDMENT AND TERMINATION.

     (A) AMENDMENT. Subject to applicable law and regulations, the Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Corporation to comply with an applicable tax law or regulatory requirement.
No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

     (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                             *      *      *

Adopted by the Board of Directors on May 26, 1998.

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
[x] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE      OREGON TRAIL FINANCIAL CORP.
                                                                 With For All
                                                             For hold Except
                                         1. The election as
FIRST ANNUAL MEETING OF STOCKHOLDERS        directors of all  [ ]  [ ]   [ ]
            AUGUST 4, 1998                  nominees listed
                                            (except as marked
The undersigned hereby appoints the         to the contrary
official Proxy Committee of the Board        below):
of Directors of Oregon Trail Financial
Corp. with full powers of substitution,     Albert H. Durgan (one-year term)
as attorneys and proxies for the under-     Jerry F. Aldape (one-year term)
undersigned, to vote all shares of common   Edward H. Elms (one-year term)
stock of Oregon Trail Financial Corp.       Charles Rouse (two-year term)
('Company') which the undersigned is        Stephen R. Whittemore (two-year
entitled to vote at the First Annual          term)
Meeting of Stockholders ('Meeting'), to     John Gentry (three-year term)
be held at the Sunridge Inn, One Sunridge   John A. Lienkaemper (three-year
Lane, Baker City,Oregon, on Tuesday,          term)
August 4, 1998, at 10:00 a.m., local
time, and at any and all adjournments    INSTRUCTION: To withhold authority
thereof, as indicated.                   to vote for any individual nominee,
                                         mark 'For All Except' and write that
                                         nominee's name in the space provided
                                         below.

                                         -----------------------------------
                                                          For Against Abstain
                                         2. The ratifica- [ ]   [ ]     [ ]
                                            tion of the
                                            adoption of
                                            the Oregon
                                            Trail Finan-
                                            cial Corp.
                                            1998 Stock
                                            Option Plan.

                                         2. The ratifica- [ ]   [ ]     [ ]
                                            tion of the
                                            adoption of
                                            the Oregon
                                            Trail Finan-
                                            cial Corp.
                                            Management
                                            Recognition
                                            and Develop-
                                            ment Plan.

                                         4. In their discretion, upon such
                                            other matters as may properly
                                            come before the Meeting.
                             -----------
Please be sure to sign and    Date       The Board of Directors recommends a
 date this proxy in the                  vote 'FOR' the above proposals.
     box below.
---------------------------------------- THIS PROXY, WILL BE VOTED AS
                                         DIRECTED, BUT IF NO INSTRUCTIONS ARE
                                         SPECIFIED, THIS PROXY WILL BE VOTED
---------------------------------------- FOR THE PROPOSITIONS STATED. IF ANY
Stockholder sign    Co-holder (if any)   OTHER BUSINESS IS PRESENTED AT SUCH
     above             sign above        MEETING, THIS PROXY WILL BE VOTED BY
                                         THOSE NAMED IN THIS PROXY IN THEIR
                                         BEST JUDGMENT.  AT THE PRESENT TIME,
                                         THE BOARD OF DIRECTORS KNOWS OF NO
                                         OTHER BUSINESS TO BE PRESENTED AT THE
                                         MEETING.
------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                         postage paid envelope provided.

                         OREGON TRAIL FINANCIAL CORP.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of the Notice of First Annual Meeting of Stockholders, a Proxy Statement for the First Annual Meeting of Stockholders, and the 1998 Annual Report to Stockholders.

     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                     ENCLOSED POSTAGE-PREPAID ENVELOPE.

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